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                                                                   EXHIBIT 10.20

                                REDENVELOPE, INC.

                                 1999 STOCK PLAN

                     (As amended and restated effective upon
                     the Company's Initial Public Offering)

      1. PURPOSES OF THE PLAN. The purposes of this 1999 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. This Plan permits the granting of Options, Stock Purchase Rights and Stock Awards to eligible persons. Options granted under the Plan may be Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

      2. DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "ADMINISTRATOR" means the Board or its Committee appointed pursuant to Section 4 of the Plan.

            (b) "AFFILIATE" means an entity other than a Subsidiary in which the Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

            (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option, purchase and award plans under applicable U.S. state corporate laws, rules and regulations; U.S. federal and applicable state securities laws, rules and regulations; other U.S. federal and applicable state laws, rules and regulations; the Code; any Stock Exchange rules or regulations to which the Company may be subject; and the applicable laws, rules and regulations of any other country or jurisdiction where Plan Awards are or may be granted, as such laws, rule, regulations and requirements shall be in place from time to time.

            (d) "AWARD" means an Option, Stock Purchase Right or Stock Award issued under the Plan, as reflected in a written document (including in electronic form), the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of the Award granted under the Plan and shall include any documents attached to or incorporated into such written document, including a notice of grant, a form of exercise notice or similar documents.

            (e) "BOARD" means the Board of Directors of the Company.

            (f) "CAUSE" for termination of a Participant's Continuous Service Status will exist if the Participant is terminated by the Company for any of the following reasons: (i) Participant's willful failure substantially to perform his or her legal duties and responsibilities to the Company after a specific request has been made of the Participant to so perform; (ii)
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Participant's deliberate violation of a Company policy; (iii) Participant's commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iv) any act or omission that constitutes a knowing misrepresentation involving or related to the Company's financial statements;
(v) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (vi) Participant's willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time as provided in Section 5(d) below, and the term "Company" will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.

            (g) "CHANGE OF CONTROL" means

                  (1) a sale of all or substantially all of the Company's assets; or

                  (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction; or

                  (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company; or

                  (4) the individuals who, as of the effective date of the Company's initial public offering of its securities, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board; provided however that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new Director shall be considered as a member of the Incumbent Board.

            (h) "CODE" means the Internal Revenue Code of 1986, as amended.

            (i) "COMMITTEE" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

            (j) "COMMON STOCK" means the Common Stock of the Company.

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            (k) "COMPANY" means RedEnvelope, Inc., a Delaware corporation.

            (l) "CONSULTANT" means any person, including an advisor, who renders services to the Company, or any Parent or Subsidiary, and is compensated for such services, and any director of the Company whether compensated for such services or not, and who qualifies as a "consultant or advisor" under the rules applicable to Form S-8 (promulgated under the Securities Act of 1933, as amended) as such Form may be amended from time to time (or pursuant to any successor form thereto).

            (m) "CONTINUOUS SERVICE STATUS" means the absence of any interruption or termination of service as an Employee or Consultant to the Company or a Parent, Subsidiary or Affiliate. Continuous Service Status shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parent(s), Subsidiaries, Affiliates or their respective successors. Unless otherwise determined by the Administrator, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

            (n) "CORPORATE TRANSACTION" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

            (o) "DIRECTOR" means a member of the Board.

            (p) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

            (q) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (r) "FAIR MARKET VALUE" means, as of any date, the fair market value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange on the date of determination, as quoted on such


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system or exchange on the date of determination, or if no trading occurred on the date of determination, on the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            (s) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option agreement.

            (t) "INVOLUNTARY TERMINATION" means termination of a Participant's Continuous Service Status under the following circumstances: (i) termination without Cause by the Company or a Subsidiary, Parent or Affiliate, as appropriate; or (ii) voluntary termination by the Participant within 30 days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment following a Change of Control to a position that is substantially similar to the position held prior to the Change of Control shall constitute a material reduction in job responsibilities; (B) relocation by the Company or a Subsidiary, Parent or Affiliate, as appropriate, of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site for the Company at the time of the Change of Control; or (C) a reduction in Participant's then-current base salary by at least 10%, provided that an across-the-board reduction in the salary level of all other employees or consultants in positions similar to the Participant's by the same percentage amount as part of a general salary level reduction shall not constitute such a salary reduction.

            (u) "LISTED SECURITY" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

            (v) "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules promulgated under the Exchange Act, in conjunction with Code Section 162(m) and regulations and interpretations promulgated thereunder.

            (w) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option agreement.

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            (x) "OPTION" means a stock option granted pursuant to the Plan.

            (y) "OPTION EXCHANGE PROGRAM" means any program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price, including a program in which the only change made to Options is to lower the exercise price.

            (z) "OPTIONED STOCK" means the Common Stock subject to an Option, Stock Purchase Right or Stock Award.

            (aa) "OPTIONEE" means an Employee or Consultant who receives an Option.

            (bb) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

            (cc) "PARTICIPANT" shall mean any holder of one or more Options, Stock Purchase Rights or Stock Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

            (dd) "PLAN" means this 1999 Stock Plan.


            (ee) "REPORTING PERSON" means an officer, Director, or greater than 10% stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

            (ff) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 10 below.

            (gg) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

            (hh) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

            (ii) "STOCK EXCHANGE" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

            (jj) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 10 below.

            (kk) "STOCK AWARDS" means awards specified under Section 12 of the Plan.

            (ll) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

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            (mm) "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

      3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 26,100,000 Shares of Common Stock (before giving effect to the stock split to be effected in connection with the Company's initial public offering), plus an annual increase on the first day of each of the Company's fiscal years beginning in each of 2005 through 2009 equal to the lesser of (a) 5,000,000 Shares (before giving effect to the stock split to be effected in connection with the Company's initial public offering), (b) 4% of the Shares outstanding on the last day of the immediately preceding fiscal year, or (c) such lesser number of Shares as the Board shall determine; provided however that the maximum number of Shares that may be added in any year pursuant to this sentence shall not result in the Plan's having available for issuance an aggregate number of Shares that exceeds 4% of the "fully diluted" (as defined below) Shares of outstanding Common Stock as of the last day of the immediately preceding fiscal year. For purposes of illustrating how this formula is intended to work, if the number of Shares remaining available as of the last day of the immediately preceding fiscal year equaled 4.5% of the fully diluted Shares, then no additional Shares would be added for the year, and if the number of Shares remaining available as of the last day of the immediately preceding fiscal year equaled 2.5% of the fully diluted Shares, then the number of Shares that would be added for the year would equal 1.5% of the fully diluted Shares (but in any event not more than 5,000,000 Shares (before giving effect to the stock split to be effected in connection with the Company's initial public offering)). For purposes of this Section 3, outstanding Shares on a "fully diluted" basis shall be the number of Shares that is equal to (i) the number of Shares of Common Stock issued and then outstanding, plus (ii) all Shares subject to or available for Awards under this Plan, the Company's Employee Stock Purchase Plan and its Directors' Stock Option Plan.

      The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have or forfeited to the Company under any forfeiture restrictions that may apply to such Shares shall become available for future grant under the Plan.

      4. ADMINISTRATION OF THE PLAN.


            (a) GENERAL. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the

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Applicable Laws, the Board may authorize one or more officers to grant Awards under the Plan. The Plan shall be administered in a manner designed to comply with the Applicable Laws.

            (b) COMMITTEE COMPOSITION. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Rule 16b-3 or Code Section 162(m), then to the extent permitted or required by such rules. The Committee shall conform to the Applicable Laws.

            (c) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(r) of the Plan;

                  (ii) to select the Consultants and Employees to whom Awards may from time to time be granted;

                  (iii) to determine whether and to what extent Awards are granted;

                  (iv) to determine the number of Shares of Common Stock to be covered by each Award granted hereunder;

                  (v) to approve forms of Award agreements for use under the Plan, which forms may differ from Participant to Participant as to the terms and conditions imposed thereby;

                  (vi) except to the extent specifically prohibited by the terms of the Plan, to determine the terms and conditions of any Award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may be exercised (which may be based on performance criteria), the basis on which participants shall vest in Optioned Stock, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right, Restricted Stock or Stock Award, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) subject to the requirements of Section 17(b) below and except to the extent specifically prohibited by the terms of the Plan, to amend the terms of any outstanding Award;

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                  (viii) to adjust the vesting or exercisability of an Award,
Optioned Stock or Restricted Stock held by a Participant as a result of a change in the terms or conditions under which such person is providing services to the Company (e.g., to proportionately slow down vesting in the event a Participant goes from a full- to part-time service provider);

                  (ix) subject to Section 17(b) below, to initiate an Option Exchange Program, including to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted, and to make any other amendments or adjustments in connection therewith to any Option that the Administrator determines, in its discretion and under the authority granted to it hereunder, to be necessary or advisable;

                  (x) to construe and interpret the terms of the Plan and Awards granted under the Plan; and

                  (xi) in order to fulfill the purposes of the Plan and without amending the Plan in any material way that would require stockholder approval, to take the following actions that would permit the granting of Awards to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs: modify the Plan; create a subplan that utilizes Shares reserved under the Plan; grant Awards to such Participants with terms that differ from Awards granted to U.S.-based Participants; or modify such Awards.

            (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and on all other parties.

      5. ELIGIBILITY.

            (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options, Stock Purchase Rights and Stock Awards may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees.

            (b) TYPE OF OPTION. Each Option shall be designated in the applicable Option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of grant of such Option.

            (c) AT-WILL RELATIONSHIP. Neither the Plan nor the receipt of any Award hereunder shall confer upon a Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such

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Participant's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

      6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. Upon the amendment and restatement of the Plan which becomes effective upon the effective date of the Company's initial public offering, the Plan term shall end on April 11, 2013, unless sooner terminated under Section 15 of the Plan or subsequently extended with the approval of the Company's stockholders; provided, however that no Incentive Stock Options may be granted under the Plan after March 1, 2009.

      7. TERM OF OPTIONS. The term of each Option shall be the term stated in the applicable Option agreement; provided however that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted is a Ten Percent Holder, the term of such Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option agreement.

      8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in
Section 15 below, the maximum number of Shares that may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 4,000,000 Shares (before giving effect to the stock split to be effected in connection with the Company's initial public offering).

      9. OPTION EXERCISE PRICE AND CONSIDERATION.

            (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option agreement, but shall be subject to the following:

                  (i) In the case of an Incentive Stock Option that is:

                        (A) granted to an Employee who, at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                        (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Nonstatutory Stock Option that is:

                        (A) granted on any date on which the Common Stock is not a Listed Security to a person who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator.

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                        (B) granted on any date on which the Common Stock is not
a Listed Security to any other eligible person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator.

                        (C) granted on any date on which the Common Stock is a Listed Security to any eligible person, the per Share Exercise Price shall be such price as determined by the Administrator (subject to any requirements imposed by applicable state law that the Participant pay at least the per Share par value for the Shares being exercised), provided that if such eligible person is, at the time of the grant of such Option, a Named Executive of the Company, the per Share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

                  (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

            (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, check or wire transfer; (2) delivery of Optionee's promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate; (subject to the provisions of Section 153 of the Delaware General Corporation Law, Section 402 of the Sarbanes-Oxley Act of 2002 and any other Applicable Law), (3) cancellation of indebtedness of the Company to the Optionee; (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, either have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised; (5) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (6) if, as of the date of exercise of an Option the Company then is permitting Participants to engage in a "same-day sale" cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes; (7) any combination of the foregoing methods of payment; or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company, and the Administrator may refuse to accept a particular form of consideration at the time of any Option

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exercise if, in its sole discretion, acceptance of such form of consideration is not in the bests interests of the Company at such time.

      10. EXERCISE OF OPTION.


            (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions (including no conditions) as determined by the Administrator, consistent with the term of the Plan and reflected in the Option agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required under the Applicable Laws, the Option (or Shares issued upon exercise of the Option) shall comply with the requirements of Section 260.140.41(f) and (k) of the Rules of the California Corporations Commissioner. The Administrator may permit Optionees to exercise Options as to unvested Optioned Stock and the Administrator may accelerate the vesting and exercisability of outstanding Options or waive other restrictions that apply to such Options.

      The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant's returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

      An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 15 of the Plan.

      Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. In the event of termination of an Optionee's Continuous Service Status with the Company for any reason other than pursuant to Section 10(c) or 10(d) below, such Optionee may, but only within three months (or such other period of time, not less than 30 days, as is determined by the Administrator) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option agreement), exercise his or her Option to the extent that the Optionee was vested in the Optioned Stock at the date of such termination. To the extent that the Optionee was not vested in the Optioned Stock at the date of such termination, or if the Optionee does not exercise the Option to the extent so vested within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. No termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

            (c)   DISABILITY OF OPTIONEE.

                  (i) Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Service Status as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), such Optionee may, but only within twelve months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option agreement), exercise the Option to the extent he or she was vested in the Optioned Stock at the date of such termination. To the extent that the Optionee was not vested in the Optioned Stock at the date of termination, or if the Optionee does not exercise such Option to the extent so vested within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

                  (ii) In the event of termination of an Optionee's Continuous Service Status as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), such Optionee may, but only within twelve months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option agreement), exercise the Option to the extent he or she was vested in the Optioned Stock at the date of such termination. However, to the extent that such Optionee fails to exercise an Option that is an Incentive Stock Option (within the meaning of Section 422 of the Code) within three months of the date of such termination, the Option will not qualify for Incentive Stock Option treatment under the Code. To the extent that the Optionee was not vested in the Optioned Stock at the date of termination, or if the Optionee does not exercise such Option to the extent so vested within the time period specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

            (d) DEATH OF OPTIONEE. Notwithstanding Section 10(b) above, in the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within 30 days following termination of the Optionee's Continuous Service Status, the Option may be exercised, at any time within twelve months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option agreement), by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was vested in the Optioned Stock at the date of death or, if earlier, the date of termination of the Optionee's Continuous Service Status. To the extent that the Optionee was not vested in the Optioned Stock at the date of death or termination, as the case may be, or if the Optionee or his or her estate or other person acquiring the right to exercise the Option as a result of his or her death does not exercise such Option to the extent so vested within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

            (e) EXTENSION OF EXERCISE PERIOD. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Status as an Employee or Consultant from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option agreement.

      11. STOCK PURCHASE RIGHTS.


            (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, the form of consideration that may be used to purchase shares (which form of consideration shall be consistent with those forms set forth in Section 9(b) above), and the time within which such person must accept such offer. If required by the Applicable Laws, the purchase price of Shares subject to Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. If the Applicable Laws do not impose the requirements set forth in the preceding sentence, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator (subject to any requirements imposed by applicable state law that the Participant pay at least the per Share par value for the Shares being exercised). The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase agreement in the form determined by the Administrator.

            (b) REPURCHASE OPTION.

                  (i) GENERAL. Unless the Administrator determines otherwise, the Restricted Stock Purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's Continuous Service Status for any reason. The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase agreement shall be such price as is determined by the Administrator and permitted under the Applicable Laws. The repurchase option shall lapse at such rate and upon such conditions as the Administrator may determine; provided, however, that with respect to Stock Purchase Rights granted on any date on which the Common Stock is not a Listed Security and if then required by the Applicable Laws, with respect to a purchaser who is not an officer, Director or Consultant of the Company or of any Parent or Subsidiary of the Company, it shall lapse at a minimum rate of 20% per year.

                  (ii) LEAVE OF ABSENCE. The Administrator shall have the discretion to determine whether and to what extent the lapsing of Company repurchase rights shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, such lapsing shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, the lapsing of Company repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Participant's returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given "vesting" credit with respect to Shares purchased pursuant to the Restricted Stock Purchase agreement to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

            (c) OTHER PROVISIONS. The Restricted Stock Purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase agreements need not be the same with respect to each purchaser.

            (d) RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

      12. STOCK AWARDS. In addition to Options and Stock Purchase Rights and subject to Section 3 above, the Administrator may also, in its discretion, grant other forms of equity-based awards ("Stock Awards") under the Plan, including stock bonus awards, restricted stock awards (including awards involving restricted stock units), stock appreciation rights, phantom stock rights and similar types of awards. In accordance with Section 4 above, the Administrator shall have the authority to determine the terms and conditions of Stock Awards.

      13. TAXES.

            (a) As a condition of the grant, vesting or exercise of an Award, or of the issuance of Shares, granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Award) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting, exercise or issuance. The Company shall not be required to issue any Award or Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations under this Section 13 (whether pursuant to Section 13(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

            (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Award.

            (c) This Section 13(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 13, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

            (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Award by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 13(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

            (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 13(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 13(d) above must be made on or prior to the applicable Tax Date.

            (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under

Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

      14. NON-TRANSFERABILITY OF AWARDS. Options, Stock Purchase Rights and Stock Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution; provided however that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of the Award, only by such holder or a transferee permitted by this Section 14.

      15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, CORPORATE TRANSACTIONS AND CERTAIN OTHER TRANSACTIONS.


            (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company or any other action required by the Applicable Laws, the following shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock (including any change in the number of Shares of Common Stock effected in connection with a change of domicile of the Company), or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company:

                  (i) the number of Shares of Common Stock covered by each
            outstanding Award;

                  (ii) the specified numbers of Shares set forth in each of
            Section 3(a), the final sentence of Section 3 and Section 8 above;

                  (iii) the number of Shares of Common Stock that have been
            authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award; and

                  (iv) the price per Share of Common Stock covered by each such outstanding Award;

provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award.

            (b) DISSOLUTION OR LIQUIDATION. In the event of the dissolution or liquidation of the Company, each outstanding Award shall terminate immediately prior to the consummation of such action, unless otherwise provided by the Administrator.

            (c) CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, each outstanding Award shall be assumed or an equivalent award shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation, unless such successor corporation does not agree to assume the outstanding Awards or to substitute equivalent awards, in which case such Awards shall terminate upon the consummation of the transaction.

            For purposes of this Section 15(c), an Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in this Section 15); provided however that if such consideration received in the transaction is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Award to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

            (d) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Award to reflect the effect of such distribution.

      16. TIME OF GRANTING AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator; provided however that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

      17. AMENDMENT AND TERMINATION OF THE PLAN.

            (a) AUTHORITY TO AMEND OR TERMINATE. Subject to the Applicable Laws, the Board may at any time amend, alter, suspend, discontinue or terminate the Plan, but no amendment, alteration, suspension, discontinuation or termination (other than an adjustment made pursuant to Section 15 above) shall be made that would materially and adversely affect the rights of any Participant under any outstanding Award, without his or her consent as required in Section 17(b) below. To the extent required by the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

            (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of the Plan shall materially and adversely affect Awards already granted, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

      18. CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.

      As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

      19. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      20. AGREEMENTS. Awards shall be evidenced by written agreements in such form(s) as the Administrator shall from time to time approve.

      21. STOCKHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted or amended in any material respect requiring stockholder approval. Such stockholder approval shall be obtained in the degree and manner required under the Applicable Laws.

      22. GOVERNING LAW. The Plan, Awards made under the Plan and any written agreements reflecting such Awards shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

                                REDENVELOPE, INC.

                                 1999 STOCK PLAN

                          NOTICE OF STOCK OPTION GRANT



<<Optionee>>
<<OptioneeAddress1>>
<<OptioneeAddress2>>

      You have been granted an option to purchase Common Stock of RedEnvelope, Inc., (the "Company") as follows:


      Board Approval Date:         <<BoardApprovalDate>>

      Date of Grant (Later
      of Board Approval Date or
      Commencement of
      Employment/Consulting):      <<GrantDate>>

      Exercise Price Per Share:    <<ExercisePrice>>

      Total Number of Shares
      Granted:                     <<NoofShares>>

      Total Exercise Price:        <<TotalExercisePrice>>

      Type of Option:              <<NoSharesISO>> Shares Incentive Stock
      Option

                                   <<NoSharesNSO>> Shares Nonstatutory Stock
      Option

      Expiration Date:             <<Term>>/<<ExpirDate>>

      Vesting Commencement Date:   <<VestingCommenceDate>>

      Vesting/Exercise Schedule:   So long as your employment or
                                   consulting relationship with the
                                   Company continues such that there is no
                                   interruption or termination of your
                                   Continuous Service Status, the Shares
                                   underlying this Option shall vest and
                                   become exercisable in accordance with
                                   the following schedule:  25% of the
                                   Shares subject to the Option shall vest
                                   and become exercisable on the 12 month
                                   anniversary of the Vesting Commencement
                                   Date and 1/48th of the total number of
                                   Shares subject to the Option shall vest
                                   and become exercisable each month
                                   thereafter.

      Vesting Acceleration:        Notwithstanding the above, in the event
                                   you are Involuntarily Terminated (as
                                   defined in the Plan) by the Company or
                                   its successor at the time of, or within
                                   12 months following consummation of,
                                   the Change of Control, then the rate at
                                   which you vest in the Option Shares
                                   shall accelerate, and this Option (or
                                   an award substituted therefore) shall
                                   become exercisable, as to 25% of the
                                   then-unvested Shares (but only up to
                                   the total number of Option Shares set
                                   forth above) as of immediately prior to
                                   the effective date of termination of
                                   your Continuous Service Status.

      Termination Period:          Option may be exercised for three (3)
                                   months after termination of employment
                                   or consulting relationship except as
                                   set out in Section 5 of the Stock
                                   Option Agreement (but in no event later
                                   than the Expiration Date).  Optionee is
                                   responsible for keeping track of these
                                   exercise periods following termination
                                   for any reason of his or her service
                                   relationship with the Company.  The
                                   Company will not provide further notice
                                   of such periods.

      Transferability:             This Option may not be transferred.

      By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the RedEnvelope, Inc. 1999 Stock Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

      In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company's right to terminate that relationship at any time, for any reason, with or without cause.

                                          RedEnvelope, Inc.


                                          By:
------------------------------                --------------------------------
<<Optionee>>                              Name:
                                               -------------------------------
                                          Title:
                                                 -----------------------------

                                REDENVELOPE, INC.

                                 1999 STOCK PLAN

                             STOCK OPTION AGREEMENT

         1. GRANT OF OPTION. RedEnvelope, Inc., a Delaware corporation (the "Company"), hereby grants to <<Optionee>> ("Optionee"), an option (the "Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant (the "Notice"), at the exercise price per Share set forth in the Notice (the "Exercise Price") subject to the terms, definitions and provisions of the RedEnvelope, Inc. 1999 Stock Plan (the "Plan") adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice.

         2. DESIGNATION OF OPTION. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent the Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

         Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.

         3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:

                  (a) RIGHT TO EXERCISE.

                      (i) This Option may not be exercised for a fraction of a share.

                      (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by
Section 5 below, subject to the limitations contained in this Section 3.

                      (iii) In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

            (b) METHOD OF EXERCISE.

                            (i) This Option shall be exercisable by delivering
to the Company (or its designee) a written notice of exercise (in the form attached as Exhibit A or in any other form of notice approved by the Plan Administrator including pursuant to electronic exercise procedures) which shall state Optionee's election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company (or its designee) by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery (including pursuant to electronic exercise procedures). The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company (or its designee) of such written notice accompanied by the Exercise Price.

                            (ii) As a condition to the exercise of this Option
and as further set forth in Section 13 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

                            (iii) The Company is not obligated, and will have no
liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

         4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

            (a) cash, check or wire transfer; or

            (b) following the date, if any, upon which the Common Stock is a Listed Security, and if the Company is at such time permitting "same day sale" cashless brokered exercises, delivery of a properly executed exercise notice together with irrevocable instructions to a broker participating in such cashless brokered exercise program to deliver promptly to the Company the amount required to pay the exercise price (and applicable withholding taxes).

         5. TERMINATION OF RELATIONSHIP. Following the date of termination of Optionee's Continuous Service Status for any reason (the "Termination Date"), Optionee may exercise the Option only as set forth in the Notice and this
Section 5. To the extent that Optionee is not vested in the Option Shares as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety. In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

            (a) TERMINATION. In the event of termination of Optionee's Continuous Service Status other than as a result of Optionee's disability or death, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set forth in the Notice.

            (b) OTHER TERMINATIONS. In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

            (i) TERMINATION UPON DISABILITY OF OPTIONEE. In the event of termination of Optionee's Continuous Service Status as a result of Optionee's disability, Optionee may, but only within twelve months from the Termination Date, exercise this Option to the extent Optionee was vested in the Option Shares as of such Termination Date.

            (ii) DEATH OF OPTIONEE. In the event of the death of Optionee (a) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) within thirty (30) days after Optionee's Termination Date, the Option may be exercised at any time within twelve months following the date of death by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was vested in the Option Shares as of the Termination Date.

         6. NON-TRANSFERABILITY OF OPTION. [EXCEPT AS OTHERWISE SET FORTH IN THE NOTICE,] [T]his Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

         7. TAX CONSEQUENCES. Below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant. THIS SUMMARY IS INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) INCENTIVE STOCK OPTION.

                           (i) TAX TREATMENT UPON EXERCISE AND SALE OF SHARES.
If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise. If Shares issued upon exercise of an Incentive Stock Option are held for at least one year after exercise and are disposed of at least two years after the Option grant date, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares issued upon exercise of an Incentive Stock Option are disposed of within such one-year period or within two years after the Option grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

                           (ii) NOTICE OF DISQUALIFYING DISPOSITIONS. With
respect to any Shares issued upon exercise of an Incentive Stock Option, if Optionee sells or otherwise disposes of such Shares on or before the later of
(i) the date two years after the Option grant date, or (ii) the date one year after the date of exercise, OPTIONEE SHALL IMMEDIATELY NOTIFY THE COMPANY IN WRITING OF SUCH DISPOSITION. Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

                  (b) NONSTATUTORY STOCK OPTION. If this Option does not qualify as an Incentive Stock Option, there may be a regular federal (and state) income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. If Shares issued upon exercise of a Nonstatutory Stock Option are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

         8. EFFECT OF AGREEMENT. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:               RedEnvelope, Inc.
Attn:             Stock Option Administrator
Subject:          Notice of Intention to Exercise Stock Option

         This is official notice that the undersigned ("Optionee") intends to
exercise Optionee's option to purchase         shares of RedEnvelope, Inc.
Common Stock, under and pursuant to the Company's 1999 Stock Plan and the Stock
Option Agreement dated         , as follows:

                  Grant Number:
                                      ------------------------------------------

                  Date of Purchase:
                                      ------------------------------------------

                  Number of Shares:
                                      ------------------------------------------

                  Purchase Price:
                                      ------------------------------------------

                  Method of Payment
                  of Purchase Price:
                                      ------------------------------------------

         Social Security No.:
                                    --------------------------------------------

         The shares should be issued as follows:

                  Name:
                               ----------------------------------------

                  Address:
                               ----------------------------------------


                               ----------------------------------------


                               ----------------------------------------

                  Signed:
                               ----------------------------------------

                  Date:
                               ----------------------------------------

                                REDENVELOPE, INC.

                                 1999 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

         This Restricted Stock Purchase Agreement (the "Agreement") is made as of <<Date>>, by and between RedEnvelope, Inc., a Delaware corporation (the "Company"), and <<Purchaser>> ("Purchaser") pursuant to the Company's 1999 Stock Plan (the "Plan") Stock Plan. To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan.

         1. SALE OF STOCK. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company,
<<NoofShares>> shares of the Company's Common Stock (the "Shares") at a purchase price of $<<PurchasePrice>> per Share for a total purchase price of $<<TotalPurchasePrice>>. The term "Shares" refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

         2. PURCHASE. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company, in accordance with Section 11 of the Plan, simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by check made payable to the Company.

         3. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from the Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

                  (a) REPURCHASE OPTION.

                           (i) In the event of the voluntary or involuntary
termination of Purchaser's Continuous Service Status for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable, exclusive option (the "Repurchase Option") for a period of [90 DAYS] from such date to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at [THE ORIGINAL

PURCHASE PRICE PER SHARE SPECIFIED IN SECTION 1] (adjusted for any stock splits, stock dividends and the like).

                           (ii) Unless the Company notifies Purchaser within [90
DAYS] from the date of termination of Purchaser's employment or consulting relationship that it does not intend to exercise its Repurchase Option with respect to some or all of the Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the [90TH DAY] following such termination, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to such [90TH DAY]. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company's intention to exercise its Repurchase Option with respect to all Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (A) delivering a check to Purchaser in the amount of the purchase price for the Shares being repurchased, or (B) [IN THE EVENT PURCHASER IS INDEBTED TO THE COMPANY, CANCELING AN AMOUNT OF SUCH INDEBTEDNESS EQUAL TO THE PURCHASE PRICE FOR THE SHARES BEING REPURCHASED, OR (C) BY A COMBINATION OF (A) AND (B) SO THAT THE COMBINED PAYMENT AND CANCELLATION OF INDEBTEDNESS EQUALS SUCH PURCHASE PRICE]. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(ii) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Shares being repurchased shall be deemed automatically canceled as of the [90TH DAY] following termination of Purchaser's employment or consulting relationship unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Shares pursuant to this Section 3(a), the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

                           (iii) <<Initial%Unvested>> of the Shares shall
initially be subject to the Repurchase Option. <<CliffVestAmount>> of the total number of shares shall be released from the Repurchase Option on the
<<CliffMonthNumber>> month anniversary of the Vesting Commencement Date (as set forth on the signature page of this Agreement), and an additional
<<MonthlyVesting%>> of the total number of Shares shall be released from the
Repurchase Option each month after the date of issuance of the Shares on the Monthly Vesting Date (as set forth on the signature page of this Agreement), until all Shares are released from the Repurchase Option. Fractional shares shall be rounded to the nearest whole share. Notwithstanding the above, in the event that the Purchaser is Involuntarily Terminated (as defined in the Plan) at the time of or within 12 months following consummation of the Change of Control, then the rate at which the Company's Repurchase Option lapses shall accelerate as to 25% of the Shares that would otherwise then be subject to such Repurchase Right (but only up to the total number of Shares set forth in Section 1 above) as of immediately prior to the effective date of termination of the Purchaser's Continuous Service Status.

                  (b) RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including insofar as applicable the Company's Repurchase Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

                  (c) TERMINATION OF RIGHTS. Upon the expiration or exercise of the Repurchase Option, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in
Section 5(a) below and delivered to Purchaser.

         4. ESCROW OF UNVESTED SHARES. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

         5. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                  (a) LEGENDS. The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

                      THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                   (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         6. NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

         7. SECTION 83(b) ELECTION. Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, the tax consequences of Purchaser's death and the decision as to whether or not to file an 83(b) Election in connection with the acquisition of the Shares.

         Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment"), attached hereto as Exhibit B. Purchaser further agrees that Purchaser will execute and submit with the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit C, if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

         8. MISCELLANEOUS.


            (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

            (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

            (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

            (d) CONSTRUCTION. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

            (e) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or as subsequently modified by written notice.

            (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            (g) SUCCESSORS AND ASSIGNS. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                            [Signature Page Follows]

         The parties have executed this Agreement as of the date first set forth above.

                                        COMPANY:

                                        REDENVELOPE, INC.

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------
                                        Address:
                                                --------------------------------

                                                --------------------------------

         PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON PURCHASER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

                                                     PURCHASER:

                                                     <<PURCHASER>>

                                                     ---------------------------
                                                     (Signature)

                                                     Address:

                                                     ---------------------------

                                                     ---------------------------



Vesting Commencement
Date:
     --------------------

I, _____________________, spouse of <<Purchaser>>, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                                     ---------------------------
                                                      Spouse of <<Purchaser>>

                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED and pursuant to that certain Common Stock Purchase Agreement between the undersigned ("Purchaser") and RedEnvelope, Inc. (the "Company") dated <<Date>> (the "Agreement"), Purchaser hereby sells, assigns and
transfers unto the Company                              (      ) shares
of the Common Stock of the Company standing in Purchaser's name on the Company's
books and represented by Certificate No.     , and does hereby irrevocably
constitute and appoint                           to transfer said stock on the
books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:
      ------------------------

                                         Signature:


                                         ------------------------------
                                        <<Purchaser>>


                                         ------------------------------
                                         Spouse of <<Purchaser>> (if applicable)




Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                    EXHIBIT B

                    ACKNOWLEDGMENT AND STATEMENT OF DECISION
                        REGARDING SECTION 83(b) ELECTION

         The undersigned has entered a stock purchase agreement with RedEnvelope, Inc., a Delaware corporation (the "Company"), pursuant to which the
undersigned is purchasing                shares of Common Stock of the Company
(the "Shares"). In connection with the purchase of the Shares, the undersigned hereby represents as follows:

         1. The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.

         2. The undersigned either [check and complete as applicable]:

         (a)      has consulted, and has been fully advised by, the
                  undersigned's own tax advisor,                        ,
                  whose business address is                             ,
                  regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to the corresponding provisions, if any, of applicable state law; or

         (b)      has knowingly chosen not to consult such a tax advisor.

         3. The undersigned hereby states that the undersigned has decided [check as applicable]:

         (a) to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Common Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986"; or

         (b)      not to make an election pursuant to Section 83(b) of the Code.

         4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:
       ------------------------------              -----------------------------
                                                   <<Purchaser>>


Date:
      ------------------------------              ------------------------------
                                                  Spouse of <<Purchaser>>

                                    EXHIBIT C

                          ELECTION UNDER SECTION 83(b)

                      OF THE INTERNAL REVENUE CODE OF 1986

         The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

         NAME OF TAXPAYER: <<Purchaser>>

         NAME OF SPOUSE:

         ADDRESS:
                         -------------------------------------

                         -------------------------------------


         IDENTIFICATION NO. OF TAXPAYER:

         IDENTIFICATION NO. OF SPOUSE:

         TAXABLE YEAR:

2.       The property with respect to which the election is made is described as
         follows:               shares of the Common Stock $     par value, of
         RedEnvelope, Inc., a Delaware corporation (the "Company").

3.       The date on which the property was transferred is:

4.       The property is subject to the following restrictions:

         Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms
         will never lapse, of such property is: $               .

6.       The amount (if any) paid for such property:  $

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:
      ----------------                             -----------------------------
                                                   Taxpayer
Dated:
      ----------------                             -----------------------------
                                                   Spouse of Taxpayer

                                     RECEIPT

         RedEnvelope, Inc. hereby acknowledges receipt of a check in the amount of $___________ given by <<Purchaser>> as consideration for Certificate No. ____ ________________ for __________ shares of Common Stock of RedEnvelope, Inc.

Dated:
      -------------

                                               RedEnvelope, Inc.


                                           By:
                                                  ---------------------------

                                           Title:
                                                  ------------------------------

                               RECEIPT AND CONSENT

         The undersigned hereby acknowledges receipt of a photocopy of
Certificate No.         for             shares of Common Stock of RedEnvelope,
Inc. (the "Company").


         The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.

Dated:
      -----------------

                                                         -----------------------
                                                         <<Purchaser>>